Semiannual Report

Mid-Cap
Value Fund

June 30, 1999


T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Mid-Cap Value Fund

o Positive economic news helped cyclicals, mid-size companies, and value stocks begin to recover in the second quarter of the year.

o The fund's 12-month performance still trails several larger, growth-oriented indexes, but six-month gains reflect the turnaround.

o The fund benefited strongly from several inexpensively priced cyclical and capital goods stocks.

o We continued to find high-quality companies at very attractive prices during the period.

o Rapid changes in market leadership make us cautious about the future, but we are confident our investment strategy will be effective in any market environment.


Fellow Shareholders

The second quarter of 1999 saw the market headwinds change sharply in favor of your fund. Improved foreign economies and strong domestic growth encouraged investors to shift their attention to cyclicals as well as small- and mid-cap stocks, many of which had become quite inexpensive. After leading for several quarters, blue chips took a back seat to more modestly sized companies, and high-priced growth stocks lagged value stocks.

     Reflecting the turnaround, your fund had a strong second quarter, rising 12.81%. That showing contributed to a 7.03% six-month gain that outpaced the growth-oriented S&P MidCap Index's 6.87% results. However, significant technology exposure in the Lipper Mid Cap Funds Average helped it outperform your fund so far in 1999. For the full year, your fund trailed the broad benchmarks, as its value focus was severely out of favor in all but the last three months of the period.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/99                            6 Months           12 Months
--------------------------------------------------------------------------------

Mid-Cap Value Fund                                  7.03%               2.29%

S&P MidCap Index                                    6.87               17.18

Lipper Mid Cap Funds Average                       12.13               13.36


     Economic data released in the fourth quarter of 1998 and the first of 1999 were surprisingly strong, with GDP growth running well ahead of projections and consumer spending outpacing personal earnings. The price of oil also rose significantly. The news prompted the Federal Reserve to raise the federal funds target rate by a quarter percentage point in hopes of forestalling inflationary pressures. Even this move, however, only modestly reduced investor optimism regarding the domestic economy.

     In this environment, some of the best-performing sectors during the past quarter were capital goods and consumer cyclicals, which rose 26% and 9%, respectively. For the full six-month period, energy was also among the market leaders, with a 33% advance. Each of these market segments was well represented in your portfolio as they carried very attractive value characteristics, and the fund benefited greatly in April and May as investors shunned the technology sector and focused on the solid values in industrial America. On the other hand, your fund did not participate very much when technology and communications services stocks rallied at the period's end. We have so far found few attractively priced opportunities in technology, particularly among Internet-dominated communications services companies. Too many of the stocks in these sectors have been priced well above what we consider appropriate valuations.

     The worst-performing market sectors for the half year were those with steady growth characteristics. Utilities, health care, and consumer staples all declined, by 5.86%, 3.65%, and 3.33%, respectively. Fortunately, your fund had an underweighted position in health care and also less utilities exposure than the value segment of the mid-cap indices.


INVESTMENT REVIEW

     In keeping with the trends described earlier, our top-three performers for the second quarter were A.O. Smith, Unifi, and Inco, each of which showed how 1999's more receptive environment for cyclicals could benefit low-priced, high-quality companies. A.O. Smith, a well-managed manufacturer that produces electric motors, water heaters, and storage tanks, suffered inexplicably in the first quarter, selling off by 22.6% despite solid fundamentals. Then it was rediscovered in the second quarter, rising 47.4% and adding nine cents to the fund's NAV. The company recently purchased the Industrial Motor assets of Magnetek, which we think should support higher earnings per share going forward. Trading at only 12 times its adjusted earnings per share, we still find great value here.


Information on Year-End Distributions
--------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site-www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.


     Unifi's shares also recovered smartly from an early-1999 sell-off, rising 66.7% in the second quarter. This textile company suffered from the "Asian Flu" last year, as Far Eastern competitors dumped polyester fiber into the U.S. market and made operating conditions quite difficult. The worst troubles appear to have abated, however, and recently, operating rates and profits were rising once again. Longtime Chairman Allen Mebane has reassumed operating control of the firm, and we expect Unifi to quickly recover to its old profitable form.

     Finally, Inco, the world's largest producer of nickel outside the former Soviet Union, benefited from several positive developments in 1999 after a weak 1998. First, the price of nickel rose as producer cutbacks and delays in commissioning new mines in Australia drained the supply of the metal. At the same time, prospects improved for higher demand in Japan and the rest of Asia. Second, the company has been successful in developing the large, world-class Voiseys Bay nickel deposit in Labrador. Finally, first quarter results showed that the firm had made visible progress in restructuring its operations and balance sheet. These results helped drive Inco's shares from $13 to $18.

     During the second quarter rally, only two holdings were especially weak:
     Parametric Technology and Richfood Holdings. Parametric shares declined 30% as it missed its first quarter earnings expectations by one cent. But this computer-aided design software firm is spending about five cents per share, per quarter, ramping up its exciting new Windchill product line. Reports from beta testing sites are very encouraging and we remain positive on the holding. Richfood's stock price declined from $20 to $12 when investors reacted negatively to news that the firm had lost a major wholesale customer, Giant of Carlisle. The shares clearly fell below intrinsic value, as SuperValu, a competitor in wholesale and retail grocery, bid $18 per share for the company. Unfortunately, despite the takeover, the shares still fell 18.3% in the quarter, costing us a bit under four cents in NAV. In this case, we clearly underestimated the difficult operating conditions in the wholesale food industry.


SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Reserves                                                              5%

Consumer Nondurables                                                 13%

Energy, Utilities, and Miscellaneous                                 19%

Financial                                                            14%

Business Services and Transportation                                  5%

Capital Equipment, Process Industries,
 and Basic Materials                                                 16%

Technology                                                            4%

Consumer Services and Consumer Cyclicals                             24%


Based on net assets as of 6/30/99.


INVESTMENT STRATEGY

     During the period, we found good value throughout our sector, as evidenced in our largest purchases list (see page 8). EG&G, our second-largest purchase, produces components for semiconductors and security services (bomb scanners), and also acquired a business in life science analytic instruments from Perkin-Elmer early in 1999. The company has recently hired a bright young CEO, Greg Summe, whom we know from his days at AlliedSignal and GE. We think he will help improve returns at EG&G and turn it into a world-class competitor using the "six sigma" quality-control initiatives implemented by his former companies, as well as new management incentives and a bold growth agenda. Although not inexpensive at 19 times earnings, the shares look attractively valued versus other diversified industrials like Allied and Danaher.

     We also made a major commitment to Knight-Ridder, a newspaper publisher with 31 daily papers in such key cities as Philadelphia, San Jose, Miami, Kansas City, and Charlotte. The company is showing strong revenue growth and good cost control. We found the stock attractive at eight times 1999 cash flow. In addition, the company has an exciting Internet business of online classified advertising, which may prove to be of great value someday.

     Our final major purchase was SLI, a company that manufactures and distributes lighting assemblies, bulbs, fixtures, and sockets. SLI has a market capitalization of approximately $1 billion, is expected to grow earnings at a 25% compounded annual growth rate, and is trading at 16 times 1999 earnings per share and 13 times 2000 EPS. There are a number of fundamental reasons that make this company an attractive investment. Its CEO, Frank Ward, has an impressive track record of generating excellent returns for shareholders. Current analyst estimates do not reflect the substantial potential for operating margin improvement that the firm can achieve by making easy restructuring changes in its Sylvania International division, which accounts for almost two-thirds of total sales. Additionally, the lighting industry is an oligopoly with significant barriers to entry. Moreover, SLI has a focus on vertical integration that allows it to package its components into a lighting system (which carries a higher average selling price and margin) instead of just selling the light bulb (which is more of a commodity). Finally, management has a disciplined acquisition strategy in which transactions must immediately benefit earnings.

     We sell stocks when we find their valuations rich or their fundamentals weakening, or when we no longer understand management's strategic direction. An example of the latter problem led us to eliminate NiSource after it proposed a takeover of Columbia Energy. The offer is a departure from its past strategy of buying smaller gas and water companies through friendly deals. Columbia Energy is larger than NiSource and has clearly indicated its opposition to being bought. This reluctance is likely to lead to a long, drawn-out process during which management will be more focused on completing the deal than on running the business. Getting regulatory approval from five states may also prove prickly without Columbia's support. From a financial perspective, we don't expect the deal to help earnings in the near term. Finally, successful completion of the deal would reduce the chances that NiSource would be taken over-eliminating one of the reasons that we favored the stock.

     We also trimmed existing positions in Tomkins and Aliant Communications. We sold about half of our 1.5% position in Tomkins back to the company during their recent Dutch tender offer. The stock was trading below the price the company was willing to purchase shares so we opportunistically took some money off the table. We continue to favor holding a position in this multinational industrial. Finally, we have begun to exit our position in Aliant as it trades at a very full value due to its pending merger with Alltel. Alltel's capitalization will be significantly above the mid-cap range, so we are in the process of exiting the position.


OUTLOOK

     The market has been rapidly rotating leadership between sectors thus far in 1999, first toward growth-oriented blue chips and technology stocks, then toward the Internet, followed by a manic turn into cyclicals in May, then back to technology in June. Rapid and confused leadership shifts are typical signs of market tops. Will the Fed tighten interest rates further and finally take away our punch bowl? At the moment the Fed is talking neutrality but, of course, reserves the right to change its mind. Typically stocks do best in an environment of benign interest rates and robust corporate profits. Currently, these two factors are being tested. On the positive side, however, mid-caps remain inexpensive versus large-cap stocks and could possibly buck the trend in some future blue chip correction. This quarter offered a glimpse of the potential in small- and mid-cap shares. Stay tuned and stay invested: we believe there is more to come.

     Respectfully submitted,

     Greg A. McCrickard
     President and Chairman of the Investment Advisory Committee

     July 23, 1999


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                    6/30/99
--------------------------------------------------------------------------------

Premark International                                  2.5%

BJ's Wholesale Club                                    2.5

Aliant Communications                                  2.0

Hubbell                                                2.0

A.O. Smith                                             1.9
--------------------------------------------------------------------------------

Galileo International                                  1.8

ProLogis Trust                                         1.7

McCormick                                              1.7

International Multifoods                               1.7

PartnerRe Holdings                                     1.6
--------------------------------------------------------------------------------

Sonoco Products                                        1.6

Inco                                                   1.5

New England Electric System                            1.5

Neiman-Marcus                                          1.5

Meredith                                               1.5
--------------------------------------------------------------------------------

Parametric Technology                                  1.4

Teco Energy                                            1.3

Murphy Oil                                             1.3

Amerada Hess                                           1.3

Analogic                                               1.3
--------------------------------------------------------------------------------

Warnaco Group                                          1.3

TCF Financial                                          1.3

Unifi                                                  1.3

Richfood Holdings                                      1.2

Mercantile Bankshares                                  1.2
--------------------------------------------------------------------------------

Total                                                 39.9%

Note: Table excludes reserves.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size


6 Months Ended 6/30/99

Largest Purchases
--------------------------------------------------------------------------------

Peoples Heritage Financial*

EG&G*

Knight-Ridder*

PMI Group*

SLI*

Arch Chemicals*

First Health Group*

Parker Hannifin*

Azurix*

Suiza Foods


Largest Sales
--------------------------------------------------------------------------------

Clorox**

Aliant Communications

NiSource**

Tomkins

Louisiana Pacific**

Medtronic**

L-3 Communications Holdings

Convergys**

Valassis Communications

Harleysville Group**

 *  Position added.
**  Position eliminated.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


MID-CAP VALUE FUND
--------------------------------------------------------------------------------

As of 6/30/99

                  S&P MidCap            Lipper Mid Cap           Mid-Cap
                  Index                 Funds                    Value Fund

6/30/96           10,000                10,000                   10,000

6/30/97           12,333                11,611                   12,938

6/30/98           15,681                14,192                   15,682

6/30/99           18,375                15,968                   16,041


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                       Since      Inception
Periods Ended 6/30/99        1 Year     3 Years    Inception           Date
--------------------------------------------------------------------------------

Mid-Cap Value Fund            2.29%      17.06%       17.03%        6/28/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             6 Months         Year                   6/28/96
                                Ended        Ended                   Through
                              6/30/99     12/31/98     12/31/97     12/31/96

NET ASSET VALUE
Beginning of period          $  13.66     $  14.47     $  11.56     $  10.00

Investment activities
  Net investment income          0.07         0.19         0.08*        0.10*
  Net realized and
  unrealized gain (loss)         0.89        (0.05)        3.05         1.53

  Total from
  investment activities          0.96         0.14         3.13         1.63

Distributions
  Net investment income          --          (0.19)       (0.08)       (0.07)
  Net realized gain              --          (0.76)       (0.14)        --

  Total distributions            --          (0.95)       (0.22)       (0.07)

NET ASSET VALUE
End of period                $  14.62     $  13.66     $  14.47     $  11.56
                             -----------------------------------------------

Ratios/Supplemental Data

Total return(diamond)           7.03%        1.39%        27.1%*       16.3%*

Ratio of total expenses to
average net assets             1.08%!        1.08%        1.25%*       1.25%*!

Ratio of net investment
income to average
net assets                     1.09%!        1.24%        1.18%*       2.10%*!

Portfolio turnover rate        20.7%!        32.0%        16.0%         3.9%!

Net assets, end of period
(in thousands)              $227,971      $221,338     $217,991     $ 49,189

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.

!          Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                    June 30, 1999

Statement of Net Assets                              Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  94.4%

FINANCIAL  14.0%

Bank and Trust  8.5%

Bank United                                              60,000   $    2,409

First Security                                           96,750        2,633

Mercantile Bancorporation                                25,000        1,428

Mercantile Bankshares                                    79,000        2,792

North Fork Bancorporation                               105,000        2,238

Northern Trust                                           28,500        2,765

Peoples Heritage
  Financial Group                                       120,000        2,261

TCF Financial                                           105,000        2,927

                                                                      19,453


Insurance  4.4%

ACE Limited                                              16,500          466

Erie Indemnity                                           89,400        2,537

PartnerRe Holdings                                      100,000        3,737

PMI Group                                                29,000        1,822

W. R. Berkley                                            58,000        1,452

                                                                      10,014

Financial Services  1.1%

Delta Financial *                                       120,000          765

Leucadia National                                        65,000        1,649

                                                                       2,414

Total Financial                                                       31,881


UTILITIES  12.8%

Telephone Services  3.9%

Aliant Communications                                   100,000        4,625

Centurytel                                               60,000        2,385

Cincinnati Bell                                          80,000        1,995

                                                                       9,005

Electric Utilities  8.9%

DQE                                                      60,000        2,408

FirstEnergy                                              60,000        1,860

GPU                                                      48,000        2,025

Illinova                                                100,000   $    2,725

New England Electric System                              70,000        3,509

Pinnacle West Capital                                    69,000        2,777

Teco Energy                                             135,000        3,071

United Water Resources                                   80,000        1,815

                                                                      20,190

Total Utilities                                                       29,195


CONSUMER NONDURABLES  13.2%

Food Processing  4.4%

International Multifoods                                170,000        3,836

McCormick                                               125,000        3,945

Suiza Foods *                                            55,000        2,303

                                                                      10,084

Hospital Supplies/Hospital Management  0.7%

First Health Group *                                     72,000        1,550

                                                                       1,550

Miscellaneous Consumer Products  8.1%

Blyth Industries *                                       75,000        2,578

Hasbro                                                   67,500        1,886

Premark International                                   154,500        5,794

Reebok *                                                 75,000        1,397

Stanley Works                                            75,000        2,414

Tomkins (GBP)                                           365,100        1,582

Unifi *                                                 135,000        2,869

                                                                      18,520

Total Consumer Nondurables                                            30,154



CONSUMER SERVICES  11.4%

General Merchandisers  5.3%

BJ's Wholesale Club *                                   190,000        5,712

Neiman-Marcus *                                         135,000        3,468

Warnaco Group (Class A)                                 110,000        2,942

                                                                      12,122

Specialty Merchandisers  1.6%

CVS                                                      13,208   $      670

Intimate Brands *                                        31,500        1,493

SLI *                                                    50,000        1,350

                                                                       3,513

Media and Communications  4.5%

Chris-Craft *                                            53,045        2,500

Knight-Ridder                                            40,000        2,197

Meredith                                                100,000        3,462

Valassis Communications *                                58,500        2,143

                                                                      10,302

Total Consumer Services                                               25,937


CONSUMER CYCLICALS  11.1%

Automobiles and Related  3.7%

A.O. Smith (Class B)                                    152,500        4,270

Eaton                                                    10,000          920

Littelfuse *                                             60,000        1,138

SPX *                                                    25,000        2,088

                                                                       8,416

Building & Real Estate  6.4%

Archstone Communities Trust, REIT                        95,000        2,084

Arden Realty, REIT                                       72,500        1,785

Prologis Trust, REIT                                    180,000        3,645

Reckson Associates Realty, REIT                         100,000        2,350

Rouse                                                    85,000        2,157

Security Capital U.S. Realty
  (Class A) *                                            75,000        1,425

Starwood Hotels & Resorts, REIT                          15,000          459

Texas Industries                                         20,000          775

                                                                      14,680

Miscellaneous Consumer Durables  1.0%

Masco                                                    78,000        2,252

                                                                       2,252

Total Consumer Cyclicals                                              25,348


TECHNOLOGY  4.1%

Electronic Components  1.4%

Analogic                                                 95,000   $    2,954

Molex                                                     8,358          308

                                                                       3,262

Electronic Systems  1.1%

EG&G                                                     70,000        2,494

                                                                       2,494

Aerospace & Defense  1.6%

Harsco                                                   45,000        1,440

L 3 Communications *                                     45,000        2,174

                                                                       3,614

Total Technology                                                       9,370


CAPITAL EQUIPMENT  4.4%

Electrical Equipment  2.0%

Hubbell (Class A)                                        10,000          399

Hubbell (Class B)                                        90,000        4,083

                                                                       4,482

Machinery  2.4%

Coltec Industries *                                      19,000          412

Danaher                                                  24,000        1,395

Parker Hannifin                                          30,000        1,373

Teleflex                                                 55,000        2,389

                                                                       5,569

Total Capital Equipment                                               10,051


BUSINESS SERVICES AND

TRANSPORTATION  5.4%

Computer Service and Software  4.1%

Galileo International                                    75,000        4,008

Parametric Technology *                                 225,000        3,129

Reynolds & Reynolds                                      95,000        2,214

                                                                       9,351

Distribution Services  1.3%

Richfood Holdings                                       160,600   $    2,831

                                                                       2,831

Total Business Services and Transportation                            12,182


ENERGY  5.9%

Energy Services  2.4%

Baker Hughes                                             40,500        1,357

BJ Services *                                            40,000        1,178

Smith International *                                    35,000        1,520

Weatherford International                                 8,000          293

Witco                                                    50,000        1,000

                                                                       5,348

Exploration and Production  0.9%

Devon Energy                                             11,550          413

Union Pacific Resources                                 100,000        1,631

                                                                       2,044

Integrated Petroleum - Domestic  2.6%

Amerada Hess                                             50,000        2,975

Murphy Oil                                               62,500        3,051

                                                                       6,026

Total Energy                                                          13,418


PROCESS INDUSTRIES  6.2%

Diversified Chemicals  1.1%

Arch Chemicals                                          101,000        2,455

                                                                       2,455

Specialty Chemicals  1.1%

Great Lakes Chemical                                     45,000        2,073

Octel *                                                  30,250          378

                                                                       2,451

Paper and Paper Products  2.8%

Consolidated Papers                                      22,000          589

Sonoco Products                                         120,000        3,592

Wausau-Mosinee Paper                                     90,000        1,620

Willamette Industries                                    11,000          507

                                                                       6,308

Forest Products  1.2%

Domtar                                                  225,000   $    2,138

Rayonier                                                 15,000          747

                                                                       2,885

Total Process Industries                                              14,099


BASIC MATERIALS  5.5%

Metals  4.7%

Cambior                                                 150,000          488

Inco                                                    195,000        3,510

Nucor                                                    54,000        2,562

Reynolds Metals                                          30,000        1,770

Ryerson Tull                                            100,000        2,256

                                                                      10,586

Mining  0.8%

Newmont Mining                                           85,000        1,689

TVX Gold                                                180,000          180

                                                                       1,869

Total Basic Materials                                                 12,455


MISCELLANEOUS  0.4%

Azurix *                                                 50,000        1,000

Total Miscellaneous                                                    1,000

Total Common Stocks (Cost  $196,831)                                 215,090

Convertible Preferred Stocks  0.1%

Prologis Trust (Series B)
  REIT, 7.00%                                            12,000          311

Total Convertible Preferred Stocks (Cost $281)                           311

Convertible Bonds  0.8%

Liberty Property Trust,
  Sub. Deb., 9.00%, 7/1/01                           $  200,000          243

Security Capital U. S. Realty, (144a),
  2.50%, 5/22/03                                      2,000,000        1,539

Total Convertible Bonds (Cost  $1,882)                                 1,782

Short-Term Investments  5.7%

Money Market Funds  5.7%

Reserve Investment Fund,
  5.05% #                                            13,038,603   $   13,039

Total Short-Term Investments (Cost $13,039)                           13,039

Total Investments in Securities

101.0% of Net Assets (Cost $212,033)                              $  230,222

Other Assets Less Liabilities                                         (2,251)


NET ASSETS                                                        $  227,971
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $    1,247

Accumulated net realized gain/loss -
net of distributions                                                   6,236

Net unrealized gain (loss)                                            18,189

Paid-in-capital applicable to 15,591,955
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         202,299

NET ASSETS                                                        $  227,971
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    14.62
                                                                  ----------

   #   Seven-day yield
   *   Non-income producing
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers- total of such securities at period-end amounts to 0.7% of net assets.
REIT   Real Estate Investment Trust
 GBP   British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Dividend                                                         $   2,050
  Interest                                                               217

  Total income                                                         2,267

Expenses
  Investment management                                                  701
  Shareholder servicing                                                  324
  Custody and accounting                                                  47
  Prospectus and shareholder reports                                      30
  Registration                                                            17
  Legal and audit                                                          6
  Directors                                                                3
  Miscellaneous                                                            2

  Total expenses                                                       1,130

Net investment income                                                  1,137

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                 5,068

Change in net unrealized gain or loss on securities                    8,057

Net realized and unrealized gain (loss)                               13,125

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  14,262
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $    1,137   $    2,926
  Net realized gain (loss)                                5,068       12,035
  Change in net unrealized
  gain or loss                                            8,057      (14,187)

  Increase (decrease) in net
  assets from operations                                 14,262          774

Distributions to shareholders
  Net investment income                                    --         (2,892)
  Net realized gain                                        --        (11,566)

  Decrease in net assets
  from distributions                                       --        (14,458)

Capital share transactions*
  Shares sold                                            21,496       74,806
  Distributions reinvested                                 --         14,239
  Shares redeemed                                       (29,125)     (72,014)

  Increase (decrease) in net
  assets from capital
  share transactions                                     (7,629)      17,031

Net Assets

Increase (decrease) during period                         6,633        3,347
Beginning of period                                     221,338      217,991

End of period                                        $  227,971   $  221,338
                                                     -----------------------

*Share information
  Shares sold                                             1,574        5,137
  Distributions reinvested                                 --          1,109
  Shares redeemed                                        (2,184)      (5,113)

  Increase (decrease)
  in shares outstanding                                    (610)       1,133

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 1999


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $21,332,000 and $29,782,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $212,034,000. Net unrealized gain aggregated $18,188,000 at period-end, of which $33,932,000 related to appreciated investments and $15,744,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $122,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $184,000 for the six months ended June 30, 1999, of which $45,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 52.2% of the outstanding shares of the Mid-Cap Value Fund at June 30, 1999. For the six months then ended, the fund was allocated $136,000 of Spectrum expenses, $27,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $146,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services


Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets. Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

     IRAs AND QUALIFIED PLANS

     Traditional IRA
     Roth IRA
     Rollover IRA
     SEP-IRA
     SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
     401(k)
     403(b)
     457 Deferred Compensation


     RETIREMENT RESOURCES AT T. ROWE PRICE

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Investment Kits

     The IRA Investing Kit
     Roth IRA Conversion Kit
     Rollover IRA Kit
     The T. Rowe Price SIMPLE IRA Plan Kit
     The T. Rowe Price SEP-IRA Plan
     The Simplified Keogh Plan(registered trademark) From
     T. Rowe Price
     The T. Rowe Price 401(k) Century Plan(registered trademark)
          (for small businesses)
     Money Purchase Pension/Profit Sharing Plan Kit
     Investing for Retirement in Your 403(b) Account
     The T. Rowe Price No-Load Variable Annuity Information Kit

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
     T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

     Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.        F15-051  6/30/99